SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Term Loan Credit Agreement. On November 10, 2014, Walgreen Co., an Illinois corporation (the “Company” or “Walgreens”), and Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”) and direct, wholly owned subsidiary of Walgreens, entered into an unsecured Term Loan Credit Agreement (the “Term Loan Agreement”) with the lenders party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent, and HSBC Bank plc, as syndication agent.

The Term Loan Agreement provides the Company or, to the extent the Holdco Reorganization (as defined in the Term Loan Agreement) is consummated on or prior to the Alliance Boots Acquisition Closing Date (as defined in the Term Loan Agreement), WBA (the Company or WBA, as applicable, the “Borrower”), with the ability to borrow up to £1.45 billion on an unsecured basis to finance a portion of the Alliance Boots Acquisition (as defined in the Term Loan Agreement), repay or refinance certain indebtedness of Walgreens, Alliance Boots GmbH and their respective subsidiaries and to pay related transaction costs.

To the extent the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, Walgreens will guarantee (the “Walgreens Term Loan Guarantee”) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of WBA under the Term Loan Agreement, which guarantee shall remain in full force and effect for so long as either (A) the aggregate outstanding principal amount of Capital Markets Indebtedness, including the Existing Notes, and Commercial Bank Indebtedness (as those terms are defined in the Term Loan Agreement), in each case, of Walgreens is greater than or equal to $2.0 billion or (B) Walgreens guarantees any Capital Markets Indebtedness or Commercial Bank Indebtedness, in each case, of WBA.

The availability of the loans under the Term Loan Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein. The date on which such conditions are satisfied (or waived in accordance with the Term Loan Agreement) in connection with the consummation of the Alliance Boots Acquisition is the “Funding Date”. The loans under the Term Loan Agreement are to be made in a single borrowing on the Funding Date and will mature and be payable in full on the fifth anniversary of the Funding Date (and if such date is not a business day, then the immediately preceding business day).

Borrowings under the Term Loan Agreement will bear interest at a fluctuating rate per annum equal to the reserve adjusted Eurocurrency rate plus an applicable margin calculated based on the Borrower’s credit ratings. The Borrower will also pay to the lenders under this facility certain customary fees, including ticking fees accruing from and including the date that is 60 days after November 10, 2014.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Term Loan Agreement are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum reduction amounts as described in the Term Loan Agreement. The Term Loan Agreement requires the Borrower to repay to the administrative agent, for the account of the lenders, loans (i) in a principal amount equal to 1.250% of the aggregate principal amount of the loans made on the Funding Date on each of the dates that are three, six, nine and twelve months after the second anniversary of the Funding

Date, (ii) in a principal amount equal to 1.875% of the aggregate principal amount of the loans made on the Funding Date on each of the dates that are three, six, nine and twelve months after the third anniversary of the Funding Date and (iii) in a principal amount equal to 2.500% of the aggregate principal amount of the loans made on the Funding Date on each of the dates that are three, six and nine months after the fourth anniversary of the Funding Date.

The Term Loan Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type, as well as a financial covenant requiring that, as of the last day of each fiscal quarter, commencing with the first quarter-end after the Funding Date, the ratio of Consolidated Debt to Total Capitalization (as those terms are defined in the Term Loan Agreement and giving effect to the Alliance Boots Acquisition (and the repayment or refinancing of indebtedness of the Company, Alliance Boots GmbH and their respective subsidiaries in connection therewith)) shall not be greater than 0.60:1.00.

The Term Loan Agreement also contains various events of default (subject to grace periods, as applicable) including among others: nonpayment of principal, interest or fees when due; breach of covenant; payment default on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unfunded liabilities under employee benefit plans; certain unsatisfied judgments; certain ERISA violations; and the invalidity or unenforceability of the Walgreens Term Loan Guarantee (so long as the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date), Term Loan Agreement or any note issued in accordance therewith.

Revolving Credit Agreement. On November 10, 2014, concurrently with the execution and delivery of the Term Loan Agreement, the Company and WBA entered into a Revolving Credit Agreement (the “Revolving Credit Agreement”) with the lenders party thereto, Bank of America, as administrative agent, and HSBC Securities (USA) Inc., as syndication agent. The Revolving Credit Agreement, which replaces the Former Credit Agreements (as defined below), is a five-year unsecured, multicurrency revolving facility. Prior to the Additional Commitment Availability Date (as defined in the Revolving Credit Agreement), the aggregate commitment of all lenders under the Revolving Credit Agreement will be equal to $2.25 billion, of which $375 million will be available for the issuance of letters of credit. On and after the Additional Commitment Availability Date, the aggregate commitment of all lenders under the Revolving Credit Agreement will be equal to $3.0 billion, of which $500 million will be available for the issuance of letters of credit. The issuance of letters of credit reduces the aggregate amount otherwise available under the Revolving Credit Agreement for the making of revolving loans. Under specified circumstances, the commitments under the Revolving Credit Agreement can be increased to up to $4.5 billion in the aggregate.

The Company will be the initial borrower under the Revolving Credit Agreement. To the extent that the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date (and subject to the satisfaction (or waiver) of certain other conditions set forth therein), WBA will also be a borrower under the Revolving Credit Agreement. Walgreens or, to extent that the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, WBA, as applicable, may also designate any wholly owned subsidiary as a borrower under the Revolving Credit Facility subject to certain conditions set forth therein (each, a “Designated Borrower”).

To the extent the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, Walgreens will guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of WBA under the Revolving Credit Agreement, which guarantee shall remain in full force and effect for so long as either (A) the aggregate outstanding principal amount of Capital Markets Indebtedness, including the Existing Notes, and Commercial Bank Indebtedness (as those terms are defined in the Revolving Credit Agreement), in each case, of Walgreens is greater than or equal to $2.0 billion or (B) Walgreens guarantees any Capital Markets Indebtedness or Commercial Bank Indebtedness, in each case, of WBA. In addition, Walgreens or, to extent that the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, WBA, as applicable, will guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each Designated Borrower under the Revolving Credit Agreement.

The ability of any borrower to request the making of revolving loans or issuance of letters of credit under the Revolving Credit Agreement is subject to the satisfaction (or waiver) of certain conditions set forth therein. Subject to the terms of the Revolving Credit Agreement, any borrower may borrow, repay and reborrow revolving loans at any time prior to the earlier of (a) November 10, 2019, subject to extension in accordance with the terms of Revolving Credit Agreement, and (b) the date of termination in whole of the lenders’ commitments under the Revolving Credit Agreement in accordance with the terms thereof. Revolving loans and letters of credit will be available, at the option of the applicable borrower, in Dollars, Sterling, Euros, Yen, Swiss Franc or any other currency approved in accordance with the terms of the Revolving Credit Agreement.

Borrowings under the Revolving Credit Agreement will bear interest at a fluctuating rate per annum equal to, at the applicable borrower’s option, the alternate base rate or the reserve adjusted Eurocurrency rate, in each case, plus an applicable margin calculated based on Walgreens’ or, to extent that the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, WBA’s credit ratings. In addition, Walgreens or, to extent that the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, WBA will also pay to the lenders under the Revolving Credit Agreement certain customary fees, including a commitment fee on the daily actual excess of each lender’s commitment over its outstanding credit exposure under the Revolving Credit Agreement, calculated based on Walgreens’ or, to extent that the Holdco Reorganization is consummated on or prior to the Alliance Boots Acquisition Closing Date, WBA’s credit ratings.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Revolving Credit Agreement are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum reduction amounts as described in the Revolving Credit Agreement.

The Revolving Credit Agreement contains representations and warranties, affirmative, negative, and financial covenants, and events of default substantially similar to those contained in the Term Loan Agreement.

The foregoing descriptions of the Term Loan Agreement and the Revolving Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Agreement and the Revolving Credit Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Many of the lenders under the Term Loan Agreement and the Revolving Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for Walgreens and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 1.02.	Termination of a Material Definitive Agreement.

On November 10, 2014, the effective date of the Term Loan Agreement and Revolving Credit Agreement described in Item 1.01 above, the Company terminated (a) the Credit Agreement, dated as of July 20, 2011 (as amended by Amendment No. 1 thereto, dated as of February 29, 2012, and Amendment No. 2 thereto, dated as of July 23, 2012 and as amended, restated, supplemented or otherwise modified from time to time) among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent and (b) the Credit Agreement, dated as of July 23, 2012 (as amended, restated, supplemented or otherwise modified from time to time), among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent (collectively, the “Former Credit Agreements”) described in, and filed as exhibits to, the Form 8-K filed by the Company on July 26, 2012. In connection with such terminations, the Company repaid all outstanding obligations under each of the Former Credit Agreements. The disclosure in Item 1.01 of this Form 8-K is incorporated into this Item 1.02 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events

On November 6, 2014, the Company, WBA and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several other underwriters named therein, entered into an underwriting agreement (the “USD Underwriting Agreement”), for the issuance and sale of $8.0 billion aggregate principal amount of unsecured, unsubordinated notes, consisting of $750 million of floating rate notes due 2016, $750 million of 1.750% notes due 2017, $1.25 billion of 2.700% notes due 2019, $1.25 billion of 3.300% notes due 2021, $2.0 billion of 3.800% notes due 2024, $500 million of 4.500% notes due 2034 and $1.5 billion of 4.800 % notes due 2044, in each case of WBA (collectively, the “USD Notes”). Upon issuance, the USD Notes will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by the Company. The USD Notes and related guarantees are being issued pursuant to the Prospectus Supplement, dated November 6, 2014 and filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2014, and the Prospectus dated November 3, 2014, filed as part of the shelf registration statement, as amended (File No. 333-198773) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on November 3, 2014 (the “Registration Statement”). Please refer to the Prospectus Supplement dated November 6, 2014 for additional information regarding the USD Notes offering and the terms and conditions of the

USD Notes and related guarantees. Closing of the USD Notes offering is subject to customary conditions and is scheduled for November 18, 2014. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the USD Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference and into the Registration Statement.

On November 10, 2014, the Company, WBA and Goldman, Sachs & Co., Deutsche Bank AG, London Branch, Merrill Lynch International, HSBC Bank plc, J.P. Morgan Securities plc, Morgan Stanley & Co. International plc, Wells Fargo Securities, LLC, Mitsubishi UFJ Securities International plc, Société Générale, The Royal Bank of Scotland plc, UniCredit Bank AG, U.S. Bancorp Investments, Inc., Banca IMI S.p.A., Lloyds Bank plc, Mizuho International plc, Santander S.A. and SMBC Nikko Capital Markets Limited entered into an underwriting agreement (the “Sterling/Euro Underwriting Agreement”), for the issuance and sale of unsecured, unsubordinated notes, consisting of £400 million of 2.875% notes due 2020, £300 million of 3.600% notes due 2025 and €750 million of 2.125% notes due 2026, in each case of WBA (collectively, the “Sterling/Euro Notes”). Upon issuance, the Sterling/Euro Notes will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by the Company. The Sterling/Euro Notes and related guarantees are being issued pursuant to the Prospectus Supplement, dated November 10, 2014 and filed with the SEC on November 12, 2014, and the Prospectus dated November 3, 2014, filed as part of the Registration Statement. Please refer to the Prospectus Supplement dated November 10, 2014 for additional information regarding the Sterling/Euro Notes offering and the terms and conditions of the Sterling/Euro Notes and related guarantees. Closing of the Sterling/Euro Notes offering is subject to customary conditions and is scheduled for November 20, 2014. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Sterling/Euro Underwriting Agreement attached hereto as Exhibit 1.2 and incorporated herein by reference and into the Registration Statement.

Many of the underwriters in respect of the USD Underwriting Agreement and Sterling/Euro Underwriting Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for Walgreens and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

* * * * *

The representations, warranties and covenants of each party set forth in the agreements described in this Form 8-K have been made only for purposes of, and were and are solely for the benefit of the parties to, the applicable agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of the applicable agreement or such other date as is specified in the agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, such agreements are included with this filing only to provide investors with information regarding the terms of those agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses. These agreements should not be read alone, but should instead be read in conjunction with the periodic and current reports and statements that the Company and/or its subsidiaries file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

1.1	Underwriting Agreement, dated as of November 6, 2014, by and among Walgreen Co., Walgreens Boots Alliance, Inc., and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several other underwriters named therein.

1.2	Underwriting Agreement, dated as of November 10, 2014, by and among Walgreen Co., Walgreens Boots Alliance, Inc., and Goldman, Sachs & Co., Deutsche Bank AG, London Branch, Merrill Lynch International, HSBC Bank plc, J.P. Morgan Securities plc, Morgan Stanley & Co. International plc, Wells Fargo Securities, LLC, Mitsubishi UFJ Securities International plc, Société Générale, The Royal Bank of Scotland plc, UniCredit Bank AG, U.S. Bancorp Investments, Inc., Banca IMI S.p.A., Lloyds Bank plc, Mizuho International plc, Santander S.A. and SMBC Nikko Capital Markets Limited.

10.1	Term Loan Credit Agreement, dated as of November 10, 2014, among Walgreen Co., Walgreens Boots Alliance, Inc., the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent

10.2	Revolving Credit Agreement, dated as of November 10, 2014, among Walgreen Co., Walgreens Boots Alliance, Inc., the lenders from time to time party thereto and Bank of America, N.A., as administrative agent

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements for purposes of applicable securities laws. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “headwind,” “tailwind,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that could cause actual results to vary materially from those indicated, including, but not limited to: those relating to the Purchase and Option Agreement, dated June 18, 2012, as amended on August 5, 2014, by and among Walgreens, Alliance Boots GmbH and AB Acquisitions Holdings Limited, and other agreements relating to our strategic partnership with Alliance Boots GmbH, the arrangements and transactions contemplated thereby and their possible effects, the proposed holding company reorganization, the risks that one or more closing conditions to the transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions or that the required approvals by the Company’s shareholders may not be obtained; the risk of a material adverse change that the Company or Alliance Boots GmbH or either of their respective businesses may suffer as a result of disruption or uncertainty relating to the transactions; risks associated with changes in economic and business conditions generally or in the markets in which we or Alliance Boots GmbH participate; risks associated with new business areas and activities; risks associated with acquisitions, joint ventures, strategic investments and divestitures, including those associated with cross-border transactions; risks associated with governance and control matters; risks associated with the Company’s ability to timely arrange for and consummate financing for the contemplated transactions on acceptable terms; risks relating to the Company and Alliance Boots GmbH’s ability to successfully integrate our operations, systems and employees, realize anticipated synergies and achieve anticipated financial results, tax and operating results in the amounts and at the times anticipated; the potential impact of announcement of the transactions or consummation of the transactions on relationships and terms, including with employees, vendors, payers, customers and competitors; the amounts and timing of costs and charges associated with our optimization initiatives; our ability to realize expected savings and benefits in the amounts and at the times anticipated; changes in management’s assumptions; our commercial agreement with AmerisourceBergen, the arrangements and transactions contemplated by our framework agreement with AmerisourceBergen and Alliance Boots GmbH and their possible effects; risks associated with equity investments in AmerisourceBergen including market fluctuations and whether the warrants to invest in AmerisourceBergen will be exercised and the ramifications thereof; the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents; the risks associated with transitions in supply arrangements; risks that legal proceedings may be initiated related to the transactions; the amount of costs, fees, expenses and charges incurred by Walgreens and Alliance Boots GmbH related to the transactions; the ability to retain key personnel; changes in financial markets, interest rates and foreign currency exchange rates; the risks associated with international business operations; the risk of unexpected costs, liabilities or delays; changes in network participation and reimbursement and other terms; risks of inflation in the costs of goods, including generic drugs; risks associated with the operation and growth of our customer loyalty program; risks associated with outcomes of legal and regulatory matters, and changes in legislation, regulations or interpretations thereof; and other factors described in Item 1A (Risk Factors) of our most recent Form 10-K, as amended, which is incorporated herein by reference, and in other documents that we file or furnish with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transactions between Walgreens and Alliance Boots GmbH, WBA has filed with the SEC a registration statement on Form S-4 and an amendment thereto that includes a preliminary proxy statement of Walgreens that also constitutes a preliminary prospectus of WBA. The registration statement has not yet become effective. This material is not a substitute for the final prospectus/proxy statement or any other documents the parties will file with the SEC. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Walgreens. INVESTORS AND SECURITY HOLDERS OF WALGREENS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Walgreens or WBA through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Walgreens or WBA will be available free of charge on Walgreens’ internet website at www.walgreens.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Walgreens’ Investor Relations Department at (847) 315-2361.

Participants in the Solicitation

Walgreens, Alliance Boots GmbH, WBA and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Walgreens common stock in respect of the proposed transactions. You can find information about Walgreens’ directors and executive officers in Walgreens’ Annual Report on Form 10-K for the year ended August 31, 2014, as amended, and definitive proxy statement filed with the SEC on November 25, 2013. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies in favor of the proposed transactions will be set forth in the proxy statement/prospectus when it becomes available. You can obtain free copies of these documents, which are filed with the SEC, from Walgreens using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: November 12, 2014	By:	/s/ Jan S. Reed
	Title:	Vice President, General Counsel and Assistant Secretary